Loans Payable to Third Parties	12 Months Ended
Dec. 31, 2025
Loans Payable to Third Parties
Loans Payable to Third Parties

Note 15 – Loans Payable to Third Parties

	December 31,	December 31,
	2025	2024
Loan payable to third party (i)	$-	$1,027,734
Loans payable to third party (ii)	3,769,821	2,223,000
Total	$3,769,821	$3,250,734

(i)

On December 17, 2021, the Group borrowed $3.5 million from a third party. The loan was unsecured with an interest rate of 6% per annum, and had its term extended several times, ultimately to December 15, 2025. The remaining principal and interest balance was $1,027,734 as of December 31, 2024. If the Group fails to repay the debt, the Group shall pay the third party for the liquidated damages at the rate of thousandths of the amount in arrears per day, and also compensate the legal costs, execution fees, etc. incurred in realizing the creditor rights. On June 20, 2025, the Group fully settled the remaining principal and interest by transferring $1,062,249 accounts receivable to the third party.

(ii)

On August 1, 2024, the Company entered into a promissory note agreement with a creditor (“the Creditor”), pursuant to which the Company issued the Creditor an unsecured promissory note with original principal amount of $2,160,000 for $2,000,000 in gross proceeds. The promissory note bears interest at a rate of 7% per annum compounding daily with a term of twelve months. The promissory note includes an original issue discount of $140,000 along with $20,000 for creditor costs and other transaction expenses incurred in connection with the purchase and sale of the promissory note. The Group may prepay all or a portion of the promissory note at any time by paying 105% of the outstanding balance elected for pre-payment.

For the year ended December 31, 2025, the Company settled the amount of $1,792,000 by issuing 1,219,488 Class A common shares of the Company to the investor. The fair value of these shares was $2,248,151, based on the Company’s share price. As a result, the Group recognized a loss from extinguishment of debt in the amount of $456,151 as other expense for the year ended December 31, 2025.

As of December 31, 2025, the outstanding principal and interest balance was $671,103. The Company has fully repaid this promissory note by April 2026.

On October 14, 2025 the Company entered into a promissory note agreement with the Creditor, pursuant to which the Company issued the Creditor an unsecured promissory note with original principal amount $3,230,000 for $3,000,000 in gross proceeds. The promissory note bears interest at a rate of 7% per annum compounding daily with a term of twelve months. The promissory note includes an original issue discount of $140,000 along with $20,000 for creditor costs and other transaction expenses incurred in connection with the purchase and sale of the promissory note. The Group may prepay all or a portion of the promissory note at any time by paying 105% of the outstanding balance elected for pre-payment. As of December 31, 2025, the outstanding principal and interest balance was $3,098,718.